UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K/A
Amendment No. 1

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
 SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): November 1, 2017

Riot Blockchain, Inc.
(Exact name of Registrant as specified in its charter)

Nevada	001-33675	84-155337
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

202 6th Street, Suite 401 Castle Rock, CO	80104
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code:	(303) 545-5550

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b2 of the Securities Exchange Act of 1934 (§240.12b2 of this chapter).
Emerging growth company [_]
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [_]

Item 2.01	Completion of Acquisition or Disposition of Assets

On November 3, 2017, Riot Blockchain, Inc., (the "Company") filed a Current Report on Form 8-K (the "Original Form 8-K") to report the acquisition of Kairos Global Technology, Inc., a Nevada corporation ("Kairos"). At that time, the Company indicated that it intended to file the required financial statements and pro forma financial information within the date that such report was required to be filed. By this amendment to such Original Form 8-K, the Company is amending and restating Item 9.01 thereof to include the required financial statements and pro forma financial information in connection with the Company's acquisition of Kairos, which financial statements and unaudited pro forma financial information are filed or furnished as exhibits hereto and incorporated herein by reference. All of the other items in the Original Form 8-K remain the same and are hereby incorporated by reference into this Current Report on Form 8-K/A.

Item 9.01	Financial Statements and Exhibits

(a)	Financial Statements of Businesses Acquired

1.
The audited financial statements of Kairos Global Technology, Inc., as of and for the period from inception (October 19, 2017) to November 3, 2017, are filed as Exhibit 99.1 to this Current Report on Form 8-K/A.

(b)	Pro Forma Financial Information

1.
The unaudited pro forma combined statements of operations of the Company for the year ended December 31, 2016 and the nine months ended September 30, 2017, as well as the unaudited pro forma combined balance sheet of the Company as of September 30, 2017, giving effect to the acquisition of Kairos, are furnished as Exhibit 99.2 to this Current Report on Form 8-K/A.

(d)	Exhibits

Exhibit Number	Description
23.1	Consent of MNP LLP.
99.1	Audited financial statements of Kairos Global Technology, Inc., as of and for the period from inception (October 19, 2017) to November 3, 2017.
99.2	Unaudited pro forma combined consolidated statements of operations of the Company as of and for the nine months ended September 30, 2017 and for the year ended December 31, 2016.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Riot Blockchain, Inc. (Registrant)
January 5, 2018	By:	/s/ Jeffrey G. McGonegal
		Name:	Jeffrey G. McGonegal
		Title:	Chief Financial Officer